UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: October 31, 2016

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

FORM N-Q

OCTOBER 31, 2016

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited)	October 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 43.3%
CONSUMER DISCRETIONARY - 6.3%
Auto Components - 0.4%
IHO Verwaltungs GmbH, Senior Secured Bonds	4.750%	9/15/26	380,000		$380,000	(a)(b)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	1,030,000		1,090,512	(a)

Total Auto Components					1,470,512

Diversified Consumer Services - 0.3%
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	830,000	GBP	1,219,866

Hotels, Restaurants & Leisure - 1.2%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	750,000		785,625	(a)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	360,000		382,500	(a)
MGM Resorts International, Senior Notes	6.625%	12/15/21	810,000		906,698
NCL Corp. Ltd., Senior Notes	5.250%	11/15/19	1,120,000		1,142,400	(a)
Viking Cruises Ltd., Senior Notes	8.500%	10/15/22	1,150,000		1,164,375	(a)

Total Hotels, Restaurants & Leisure					4,381,598

Household Durables - 0.5%
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	1,790,000		1,870,550

Leisure Products - 0.3%
Vista Outdoor Inc., Senior Notes	5.875%	10/1/23	1,060,000		1,118,406

Media - 1.9%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.375%	5/1/25	420,000		432,600	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	180,000		208,081	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	710,000		834,942	(a)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	780,000		788,288
DISH DBS Corp., Senior Notes	7.750%	7/1/26	730,000		803,460
Entertainment One Ltd., Senior Secured Bonds	6.875%	12/15/22	310,000	GBP	411,693	(a)
SFR Group SA, Senior Secured Bonds	6.000%	5/15/22	660,000		679,186	(a)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	400,000		404,500	(a)
Time Warner Cable LLC, Senior Notes	5.875%	11/15/40	20,000		21,977
Time Warner Cable LLC, Senior Notes	5.500%	9/1/41	80,000		84,811
Univision Communications Inc., Senior Secured Notes	5.125%	2/15/25	500,000		503,125	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	10/15/24	760,000	GBP	965,125	(c)
Vue International Bidco PLC, Senior Secured Notes	7.875%	7/15/20	760,000	GBP	971,636	(c)

Total Media					7,109,424

Multiline Retail - 0.4%
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	1,010,000		1,080,700
Neiman Marcus Group Ltd. LLC, Senior Notes	8.000%	10/15/21	590,000		489,700	(a)

Total Multiline Retail					1,570,400

Specialty Retail - 0.9%
AA Bond Co., Ltd., Secured Notes	5.500%	7/31/22	810,000	GBP	990,721	(c)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	610,000		550,525	(a)
L Brands Inc., Senior Notes	5.625%	2/15/22	1,600,000		1,754,000

Total Specialty Retail					3,295,246

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Textiles, Apparel & Luxury Goods - 0.4%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	560,000	$572,250	(a)
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	690,000	705,525	(a)

Total Textiles, Apparel & Luxury Goods				1,277,775

TOTAL CONSUMER DISCRETIONARY				23,313,777

CONSUMER STAPLES - 2.8%
Beverages - 0.9%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,600,000	1,496,000	(a)
Constellation Brands Inc., Senior Notes	4.750%	11/15/24	1,650,000	1,815,000

Total Beverages				3,311,000

Food & Staples Retailing - 0.7%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	180,000	174,375	(a)
Cencosud SA, Senior Notes	5.500%	1/20/21	1,030,000	1,118,187	(c)
CVS Health Corp., Senior Notes	5.125%	7/20/45	330,000	386,506
Prosperous Ray Ltd., Senior Bonds	4.625%	11/12/23	690,000	760,828	(c)

Total Food & Staples Retailing				2,439,896

Food Products - 0.7%
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	880,000	894,300	(a)
Grupo Bimbo SAB de CV, Senior Notes	4.500%	1/25/22	1,200,000	1,303,356	(c)
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	210,000	224,919
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	190,000	214,117
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	120,000	135,058

Total Food Products				2,771,750

Tobacco - 0.5%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	760,000	637,450
Alliance One International Inc., Senior Secured Notes	8.500%	4/15/21	490,000	491,225	(a)
Reynolds American Inc., Senior Notes	3.250%	6/12/20	113,000	118,097
Reynolds American Inc., Senior Notes	5.850%	8/15/45	480,000	599,067

Total Tobacco				1,845,839

TOTAL CONSUMER STAPLES				10,368,485

ENERGY - 7.0%
Energy Equipment & Services - 1.0%
CGG, Senior Notes	6.500%	6/1/21	1,500,000	765,000
Ensco PLC, Senior Notes	4.700%	3/15/21	330,000	305,580
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	1,370,000	1,185,050	(a)
Pride International Inc., Senior Notes	7.875%	8/15/40	710,000	569,775
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	1,950,000	797,355	(a)(d)(e)

Total Energy Equipment & Services				3,622,760

Oil, Gas & Consumable Fuels - 6.0%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	630,000	749,834
Apache Corp., Senior Notes	4.250%	1/15/44	410,000	406,064
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	220,000	122,100	*(e)(f)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	420,000	412,650	(a)
Carrizo Oil & Gas Inc., Senior Notes	6.250%	4/15/23	500,000	516,250
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	120,000	114,000
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	980,000	901,600
Devon Energy Corp., Senior Notes	5.600%	7/15/41	50,000	51,929
Devon Energy Corp., Senior Notes	5.000%	6/15/45	980,000	952,010
Diamondback Energy Inc., Senior Notes	4.750%	11/1/24	310,000	310,388	(a)

Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.750%	8/1/22	250,000	258,125
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.000%	5/15/23	500,000	503,750
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	550,000	529,375	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - (continued)
MEG Energy Corp., Senior Notes	6.500%	3/15/21	1,160,000	$1,006,300	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	40,000	33,000	(a)
MPLX LP, Senior Notes	4.875%	12/1/24	920,000	963,748
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	1,560,000	1,205,100	(a)
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	170,000	187,000	(a)
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance Corp., Senior Notes	6.500%	4/1/19	600,000	591,000
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	40,000	39,950
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	680,000	676,600
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	140,000	153,280
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	260,000	277,550	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	6.250%	6/1/24	480,000	506,400	(a)
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	1,560,000	1,333,800
QEP Resources Inc., Senior Notes	5.250%	5/1/23	1,290,000	1,273,875
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	470,000	526,969
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.000%	10/1/22	220,000	236,361
Rice Energy Inc., Senior Notes	6.250%	5/1/22	370,000	378,325
Rice Energy Inc., Senior Notes	7.250%	5/1/23	680,000	724,200
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	1,050,000	1,134,000	(a)
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	730,000	627,800	(e)
Saratoga Resources Inc., Senior Secured Notes	12.500%	7/1/16	1,200,000	2,568	*(e)(g)
Shell International Finance BV, Senior Notes	4.125%	5/11/35	120,000	124,931
Shell International Finance BV, Senior Notes	4.375%	5/11/45	650,000	679,276
Shell International Finance BV, Senior Notes	4.000%	5/10/46	60,000	59,616
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	1,000,000	1,045,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.250%	5/1/23	690,000	688,344
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.250%	10/15/22	210,000	223,650
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	250,000	231,875
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	1,170,000	1,450,800
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	230,000	236,181

Total Oil, Gas & Consumable Fuels				22,445,574

TOTAL ENERGY				26,068,334

FINANCIALS - 8.0%
Banks - 4.6%
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	240,000	253,030	(a)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	340,000	348,500	(h)(i)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	860,000	880,425	(h)(i)
Citigroup Inc., Senior Notes	4.650%	7/30/45	790,000	867,932
Cooperatieve Rabobank U.A., Subordinated Notes	4.375%	8/4/25	450,000	474,808
Cooperatieve Rabobank U.A., Subordinated Notes	3.750%	7/21/26	400,000	402,573
Cooperatieve Rabobank U.A., Subordinated Notes	5.750%	12/1/43	420,000	507,675
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	440,000	497,543	(a)(h)(i)
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	450,000	484,614	(a)(h)(i)
HBOS PLC, Subordinated Notes	6.750%	5/21/18	310,000	330,379	(a)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	400,000	399,604	(h)(i)
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	510,000	524,346
ICICI Bank Ltd., Senior Notes	5.750%	11/16/20	950,000	1,061,513	(c)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	1,500,000	1,394,131	(a)
Itau CorpBanca, Senior Bonds	3.875%	9/22/19	1,210,000	1,262,935	(c)
Itau Unibanco Holding SA, Senior Notes	2.850%	5/26/18	1,290,000	1,290,000	(c)
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	1,540,000	1,588,094
Oversea-Chinese Banking Corp. Ltd., Subordinated Notes	4.250%	6/19/24	1,240,000	1,315,173	(c)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Banks - (continued)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	150,000		$155,059
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	120,000		118,990
Royal Bank of Scotland NV, Subordinated Notes	4.650%	6/4/18	170,000		174,374
Santander UK Group Holdings PLC, Junior Subordinated Bonds	7.375%	6/24/22	790,000	GBP	972,033	(c)(h)(i)
Santander UK Group Holdings PLC, Subordinated Notes	4.750%	9/15/25	1,080,000		1,079,536	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	690,000		720,399	(a)

Total Banks					17,103,666

Capital Markets - 0.1%
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	150,000		162,690
KKR Group Finance Co. II LLC, Senior Notes	5.500%	2/1/43	80,000		83,919	(a)

Total Capital Markets					246,609

Consumer Finance - 0.7%
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,040,000		1,131,000
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	1,530,000		1,537,650	(a)

Total Consumer Finance					2,668,650

Diversified Financial Services - 1.7%
ABP Finance PLC, Senior Secured Notes	6.250%	12/14/26	600,000	GBP	949,388	(c)
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	250,000		261,562
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	4.625%	10/30/20	250,000		263,750
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	5.000%	10/1/21	840,000		894,600
CPUK Finance Ltd., Senior Secured Notes	7.239%	2/28/24	1,000,000	GBP	1,594,972	(c)
Emeralds, Notes	5.593%	8/4/20	9		0	*(a)(d)(e)(f)(j)
GE Capital International Funding Co., Unlimited Co., Senior Notes	2.342%	11/15/20	215,000		219,417
Goodman HK Finance, Senior Notes	4.375%	6/19/24	990,000		1,054,221	(c)
Nationwide Building Society, Junior Subordinated Notes	6.875%	6/20/19	800,000	GBP	966,961	(c)(h)(i)

Total Diversified Financial Services					6,204,871

Insurance - 0.2%
Galaxy Bidco Ltd., Senior Secured Notes	6.375%	11/15/20	570,000	GBP	716,936	(c)

Thrifts & Mortgage Finance - 0.7%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	2,740,000		2,719,450	(a)

TOTAL FINANCIALS					29,660,182

HEALTH CARE - 3.4%
Biotechnology - 0.1%
Celgene Corp., Senior Notes	3.875%	8/15/25	180,000		188,911
Celgene Corp., Senior Notes	5.000%	8/15/45	340,000		366,217

Total Biotechnology					555,128

Health Care Equipment & Supplies - 0.4%
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	500,000		430,000
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	410,000		378,225	(a)

Immucor Inc., Senior Notes	11.125%	8/15/19	610,000		576,450

Total Health Care Equipment & Supplies					1,384,675

Health Care Providers & Services - 2.2%
BioScrip Inc., Senior Notes	8.875%	2/15/21	1,620,000		1,506,600
Centene Corp., Senior Notes	4.750%	5/15/22	1,000,000		1,020,000

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Health Care Providers & Services - (continued)
DaVita Inc., Senior Notes	5.000%	5/1/25	770,000		$744,975
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.125%	10/15/20	490,000		512,050	(a)
HCA Inc., Senior Bonds	5.375%	2/1/25	1,290,000		1,318,316
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	830,000		794,725
Synlab Unsecured Bondco PLC, Senior Bonds	8.250%	7/1/23	490,000	EUR	582,973	(c)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	470,000		461,775
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	1,130,000		1,090,450

Total Health Care Providers & Services					8,031,864

Pharmaceuticals - 0.7%
Actavis Funding SCS, Senior Notes	3.450%	3/15/22	290,000		301,436
Actavis Funding SCS, Senior Notes	3.800%	3/15/25	360,000		374,265
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	10,000		10,357
Actavis Funding SCS, Senior Notes	4.750%	3/15/45	80,000		84,244
DPx Holdings BV, Senior Notes	7.500%	2/1/22	320,000		338,000	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	300,000		260,250	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.500%	3/1/23	460,000		363,400	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	890,000		705,325	(a)

Total Pharmaceuticals					2,437,277

TOTAL HEALTH CARE					12,408,944

INDUSTRIALS - 4.9%
Aerospace & Defense - 0.6%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	430,000		420,325	(a)
Heligear Acquisition Co., Senior Secured Bonds	10.250%	10/15/19	707,000		743,234	(a)(e)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	1,090,000		1,098,175

Total Aerospace & Defense					2,261,734

Air Freight & Logistics - 0.2%
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	710,000		740,175	(a)

Airlines - 0.5%
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	223,799		255,411
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	980,000	GBP	1,223,723	(c)
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.625%	9/3/22	198,930		202,660

Total Airlines					1,681,794

Commercial Services & Supplies - 0.8%
ADT Corp., Senior Secured Notes	4.125%	6/15/23	420,000		412,780
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	950,000		978,500	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.875%	4/15/23	290,000		307,400	(a)
West Corp., Senior Notes	5.375%	7/15/22	1,270,000		1,227,138	(a)

Total Commercial Services & Supplies					2,925,818

Construction & Engineering - 0.6%
HC2 Holdings Inc., Senior Secured Notes	11.000%	12/1/19	1,310,000		1,296,900	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	618,566		559,802	(a)(b)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	410,000		412,050	(a)

Total Construction & Engineering					2,268,752

Electrical Equipment - 0.4%
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	1,230,000	EUR	1,428,208	(c)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	150,000	EUR	174,172	(a)

Total Electrical Equipment					1,602,380

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Industrial Conglomerates - 0.0%
General Electric Co., Subordinated Notes	5.300%	2/11/21	75,000		$85,235

Machinery - 0.6%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	160,000		122,400	(a)
DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	2,090,000		2,178,825	(a)

Total Machinery					2,301,225

Marine - 0.3%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,440,000		1,094,400	(a)

Road & Rail - 0.3%
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	1,170,000		1,181,700	(a)

Trading Companies & Distributors - 0.1%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	260,000		274,820

Transportation - 0.5%
Great Rolling Stock Co., Ltd., Senior Secured Notes	6.250%	7/27/20	1,000,000	GBP	1,424,175	(c)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	560,625		346,186	(a)(b)

Total Transportation					1,770,361

TOTAL INDUSTRIALS					18,188,394

INFORMATION TECHNOLOGY - 0.5%
Internet Software & Services - 0.4%
Alibaba Group Holding Ltd., Senior Notes	3.125%	11/28/21	1,280,000		1,324,862

IT Services - 0.0%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	230,000		108,100	(a)(e)

Software - 0.1%
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	260,000		286,452	(a)

TOTAL INFORMATION TECHNOLOGY					1,719,414

MATERIALS - 4.5%
Chemicals - 0.1%
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	430,892		409,347	(a)(b)

Construction Materials - 0.5%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	930,000		1,020,675	(a)
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	770,000		562,100	(a)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	160,000		116,800	(a)

Total Construction Materials					1,699,575

Containers & Packaging - 0.7%
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	460,000		477,250	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	700,000		782,250
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	520,000		482,300	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	7.000%	7/15/24	710,000		760,144	(a)

Total Containers & Packaging					2,501,944

Metals & Mining - 3.2%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	220,000		228,250	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	200,000		206,460	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Metals & Mining - (continued)
Arconic Inc., Senior Notes	5.125%	10/1/24	630,000		$659,938
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	20,000		20,475	(a)
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	878,000		945,183
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	340,000		351,968	(a)
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	1,190,000		1,097,775
Glencore Funding LLC, Senior Notes	2.875%	4/16/20	990,000		995,763	(a)
Glencore Funding LLC, Senior Notes	4.000%	4/16/25	1,860,000		1,835,353	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	381,161		14,293	*(a)(e)(f)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	1,662		0	(a)(d)(e)(j)
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	6/15/25	1,290,000		1,376,381
Vale Overseas Ltd., Senior Notes	6.250%	8/10/26	410,000		440,750
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	830,000		824,356
Yamana Gold Inc., Senior Notes	4.950%	7/15/24	2,770,000		2,849,203

Total Metals & Mining					11,846,148

TOTAL MATERIALS					16,457,014

REAL ESTATE - 1.5%
Equity Real Estate Investment Trusts (REITs) - 0.7%
CoreCivic Inc., Senior Notes	4.125%	4/1/20	130,000		122,200
CoreCivic Inc., Senior Notes	5.000%	10/15/22	560,000		508,200
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.875%	6/1/21	1,000,000		1,035,000
Iron Mountain Inc., Senior Notes	6.000%	8/15/23	160,000		170,800
WEA Finance LLC/Westfield UK & Europe Finance PLC, Notes	4.750%	9/17/44	740,000		785,281	(a)

Total Equity Real Estate Investment Trusts (REITs)					2,621,481

Real Estate Management & Development - 0.8%
Country Garden Holdings Co., Ltd., Senior Bonds	7.250%	4/4/21	610,000		645,904	(c)
Grainger PLC, Senior Secured Notes	5.000%	12/16/20	760,000	GBP	1,024,859	(c)
Swire Pacific MTN Financing Ltd., Senior Notes	4.500%	10/9/23	1,230,000		1,371,502	(c)

Total Real Estate Management & Development					3,042,265

TOTAL REAL ESTATE					5,663,746

TELECOMMUNICATION SERVICES - 2.9%
Diversified Telecommunication Services - 1.0%
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	950,000		1,035,119	(a)
CenturyLink Inc., Senior Notes	5.625%	4/1/20	140,000		149,975
CenturyLink Inc., Senior Notes	5.800%	3/15/22	435,000		443,156
CenturyLink Inc., Senior Notes	6.750%	12/1/23	330,000		340,312
CenturyLink Inc., Senior Notes	5.625%	4/1/25	350,000		329,438
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	290,000		295,800	(a)
UPCB Finance IV Ltd., Senior Secured Notes	5.375%	1/15/25	1,080,000		1,101,600	(a)

Total Diversified Telecommunication Services					3,695,400

Wireless Telecommunication Services - 1.9%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	1,060,000		1,094,450	(a)
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	810,000		879,863	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,705,000		1,734,837
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	580,000		681,500
Sprint Corp., Senior Notes	7.875%	9/15/23	150,000		148,875
Sprint Corp., Senior Notes	7.625%	2/15/25	1,655,000		1,605,350
Telefonica Europe BV, Junior Subordinated Bonds	6.750%	11/26/20	700,000	GBP	914,424	(c)(h)(i)

Total Wireless Telecommunication Services					7,059,299

TOTAL TELECOMMUNICATION SERVICES					10,754,699

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
UTILITIES - 1.5%
Electric Utilities - 0.6%
Comision Federal de Electricidad, Senior Notes	6.125%	6/16/45	1,250,000		$1,326,563	(a)
Enel SpA, Junior Subordinated Bonds	7.750%	9/10/75	740,000	GBP	1,007,698	(c)(h)

Total Electric Utilities					2,334,261

Independent Power and Renewable Electricity Producers - 0.6%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	2,708,538		2,143,131

Water Utilities - 0.3%
Anglian Water (Osprey) Financing PLC, Senior Secured Notes	5.000%	4/30/23	810,000	GBP	1,042,144	(c)

TOTAL UTILITIES					5,519,536

TOTAL CORPORATE BONDS & NOTES (Cost - $165,622,348)					160,122,525

ASSET-BACKED SECURITIES - 6.2%
Aames Mortgage Investment Trust, 2005-1 M6	1.839%	6/25/35	1,440,000		1,027,908	(h)
Amortizing Residential Collateral Trust, 2002-BC6 M2	2.334%	8/25/32	268,582		243,302	(h)
Asset-Backed Securities Corp., Home Loan Equity Trust, 2003-HE2 M2	3.385%	4/15/33	92,420		91,021	(h)
Asset-Backed Securities Corp., Home Loan Equity Trust, 2005-HE6 M4	1.494%	7/25/35	1,450,000		1,353,952	(h)
CGBAM, 2016 IMC E	7.920%	11/15/21	1,870,000		1,870,000	(d)
Countrywide Asset-Backed Certificates, 2004-5 M4	2.409%	6/25/34	531,287		495,614	(h)
Greenpoint Manufactured Housing, 1999-2 A2	3.098%	3/18/29	425,000		386,845	(h)
Greenpoint Manufactured Housing, 1999-3 2A2	3.798%	6/19/29	250,000		230,340	(h)
Greenpoint Manufactured Housing, 1999-4 A2	4.036%	2/20/30	250,000		227,670	(h)
GSAMP Trust, 2006-S2 A2	0.734%	1/25/36	260,692		43,269	(h)
GSRPM Mortgage Loan Trust, 2006-1 A1	0.834%	3/25/35	167,413		165,344	(a)(h)
HERO Funding Trust, 2016-1A R	0.000%	9/20/41	14,567,209		2,267,517	(a)(e)
Hertz Vehicle Financing LLC, 2015-1A A	2.730%	3/25/21	450,000		456,721	(a)
Hertz Vehicle Financing LLC, 2015-1A B	3.520%	3/25/21	1,250,000		1,276,154	(a)
Hertz Vehicle Financing LLC, 2015-1A C	4.350%	3/25/21	750,000		748,786	(a)
Long Beach Mortgage Loan Trust, 2003-1 M2	3.609%	3/25/33	1,357,993		1,315,918	(h)
Magnus Dritte Immobilienbesitz und Verwaltungs 1 GmbH, 1A JNR	7.250%	7/1/24	384,000	EUR	432,075	(a)(d)(e)
Magnus-Relda Holding Vier GmbH, 1A JNR	7.000%	10/28/24	672,000	EUR	756,130	(a)(d)(e)
MidOcean Credit CLO, 2015-4A D	4.780%	4/15/27	500,000		472,343	(a)(h)
National Collegiate Student Loan Trust, 2007-4 A3L	1.384%	3/25/38	2,639,040		1,363,991	(h)
Oaktree CLO Ltd., 2015-1A D	6.481%	10/20/27	2,200,000		1,946,243	(a)(h)
Origen Manufactured Housing Contract Trust, 2006-A A2	2.379%	10/15/37	1,259,225		1,099,389	(h)
Origen Manufactured Housing Contract Trust, 2007-A A2	2.291%	4/15/37	1,074,087		966,269	(h)
Provident Bank Home Equity Loan Trust, 1999-3 A3	1.314%	1/25/31	32,653		24,105	(h)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.659%	8/25/33	137,854		124,888	(h)
SACO I Trust, 2006-4 A1	0.874%	3/25/36	102,664		177,661	(h)
SACO I Trust, 2006-6 A	0.794%	6/25/36	534,278		945,438	(h)
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	1,092		1,419,600	(a)(e)
SoFi Consumer Loan Program	3.280%	9/15/23	951,182		942,859	(a)(d)(e)
Structured Asset Securities Corp., 2006-ARS1 A1	0.754%	2/25/36	3,258,237		217,034	(a)(h)

TOTAL ASSET-BACKED SECURITIES (Cost - $26,579,323)					23,088,386

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 18.7%
Banc of America Funding Corp., 2015-R3 1A2	0.715%	3/27/36	2,964,797	$1,747,250	(a)(h)
Banc of America Funding Corp., 2015-R3 5A2	0.782%	6/29/37	5,004,034	2,649,806	(a)
Banc of America Funding Corp., 2015-R4 6A3	0.674%	8/27/36	1,640,000	1,074,200	(a)(h)
Banc of America Mortgage Securities Inc., 2005-3 A4	3.540%	4/25/35	68,369	63,704	(h)
Bank of America Merrill Lynch Large Loan Inc., 2014-INMZ MZB	9.014%	12/15/19	1,900,000	1,836,052	(a)(h)
Bank of America Merrill Lynch Large Loan Inc., 2016-GG10 AJA	5.794%	7/10/17	1,163,114	808,225	(a)(h)
BCAP LLC Trust, 2011-RR2 1A4	3.286%	7/26/36	4,359,858	2,548,477	(a)(h)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AJ	6.210%	6/11/50	410,000	399,444	(h)
BLCP Hotel Trust, 2014-CLMZ M	6.263%	8/15/29	5,920,741	5,854,925	(a)(h)
Citigroup Commercial Mortgage Trust, 2008-C7 AJ	6.129%	12/10/49	2,416,000	1,691,200	(h)
Citigroup Commercial Mortgage Trust, 2014-GC23 E	3.208%	7/10/47	743,000	461,063	(a)(h)
Citigroup Commercial Mortgage Trust, 2015-SSHP F	3.479%	9/15/27	2,750,000	2,525,356	(a)(h)
Citimortgage Alternative Loan Trust, 2007-A7 2A2	32.830%	7/25/37	770,388	1,355,970	(h)
Commercial Mortgage Trust, 2013-CR7 G	4.354%	3/10/46	1,500,000	958,590	(a)(h)
Commercial Mortgage Trust, 2015-CR25 E	4.547%	8/10/48	1,500,000	1,001,935	(a)(h)
Commercial Mortgage Trust, 2015-CR25 F	4.547%	8/10/48	700,000	338,112	(a)(h)
Connecticut Avenue Securities, 2016-C04 1M2	4.784%	1/25/29	2,770,000	2,815,614	(a)(h)
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.834%	1/25/36	288,664	253,745	(h)
Countrywide Alternative Loan Trust, 2006-18CB A6, PAC	26.464%	7/25/36	584,602	834,332	(h)
Credit Suisse Mortgage Trust, 2006-1 1A2	27.588%	2/25/36	788,030	1,175,882	(h)
Credit Suisse Mortgage Trust, 2006-C3 AJ	6.178%	6/15/38	436,126	268,217	(h)
Credit Suisse Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	449,000	430,116
Credit Suisse Mortgage Trust, 2014-11R 14A1	0.725%	6/27/46	724,429	692,076	(a)(h)
Credit Suisse Mortgage Trust, 2014-USA E	4.373%	9/15/37	500,000	431,861	(a)
Credit Suisse Mortgage Trust, 2015-12R 2A2	1.024%	11/30/37	2,120,000	1,323,529	(a)(h)
Credit Suisse Mortgage Trust, 2015-Town MZ	9.424%	3/15/17	2,200,000	2,131,250	(a)
DBUBS Mortgage Trust, 2011-LC3A G	3.750%	8/10/44	1,770,000	939,868	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.738%	3/19/45	194,103	172,849	(h)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K720 X3, IO	1.329%	8/25/42	19,810,000	1,205,926	(h)
GE Business Loan Trust, 2006-2A D	1.285%	11/15/34	240,570	206,579	(a)(h)
GE Capital Commercial Mortgage Corp., 2007-C1 AJ	5.677%	12/10/49	110,000	70,584	(h)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	1,170,000	1,025,256	(h)
Government National Mortgage Association (GNMA), 2011-127, IO	1.003%	3/16/47	3,122,701	92,553	(h)
Government National Mortgage Association (GNMA), 2012-55, IO	0.927%	4/16/52	5,469,644	181,848	(h)
Government National Mortgage Association (GNMA), 2015-41, IO	0.959%	9/16/56	4,752,332	332,113	(h)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	300,000	248,531
GSR Mortgage Loan Trust, 2005-AR5 1A1	3.214%	10/25/35	133,121	116,605	(h)
Impac CMB Trust, 2005-5 A1	1.174%	8/25/35	221,524	195,770	(h)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.979%	3/25/35	185,574	178,615	(h)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	950,000	730,809

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJS	5.386%	5/15/47	450,000	$339,811	(h)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	1,780,000	1,356,791	(h)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-CBMZ M	6.760%	10/15/19	1,100,000	1,095,931	(a)(h)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-PHH E	3.835%	8/15/27	160,000	159,455	(a)(h)
LB-UBS Commercial Mortgage Trust, 2007-C7 C	6.245%	9/15/45	430,000	377,581	(h)
Lone Star Portfolio Trust	7.752%	9/15/20	1,545,671	1,528,465	(a)(h)
Lone Star Portfolio Trust, 2015-LSP F	7.435%	9/15/28	1,621,123	1,558,280	(a)(h)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	35,722	36,080	(a)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	559,000	459,672	(h)
ML-CFC Commercial Mortgage Trust, 2007-5 AJFL	5.450%	8/12/48	100,000	82,246	(a)(h)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.177%	9/12/49	1,432,000	1,105,509	(h)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 E	4.529%	10/15/48	1,740,000	1,158,535	(a)(h)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 F	4.529%	10/15/48	780,000	433,458	(a)(h)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	1,330,000	1,034,657
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	797,000	738,037
Morgan Stanley Capital I Trust, 2007-IQ15 AJ	5.906%	6/11/49	320,000	292,195	(h)
Mortgage IT Trust, 2005-2 1A1	0.794%	5/25/35	91,504	89,716	(h)
Multifamily Trust, 2016-1 B	12.211%	4/25/46	2,830,361	3,246,449	(a)(h)
Nomura Resecuritization Trust, 2015-4R 2A2	0.665%	10/26/36	2,236,922	1,233,761	(a)(h)
Nomura Resecuritization Trust, 2015-8R 4A4	1.347%	11/25/47	2,690,000	1,262,508	(a)(h)
Structured Agency Credit Risk Debt Notes, 2015-DNA3 M2	3.384%	4/25/28	890,000	911,361	(h)
Structured Agency Credit Risk Debt Notes, 2015-HQ1 B	11.284%	3/25/25	1,139,049	1,287,771	(h)
Structured Agency Credit Risk Debt Notes, 2016-DNA1 M2	3.434%	7/25/28	1,220,000	1,256,638	(h)
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	2.845%	8/25/35	109,394	104,566	(h)
Structured Asset Mortgage Investments Inc., 2006-AR5 2A1	0.744%	5/25/46	322,116	241,549	(h)
Towd Point Mortgage Trust, 2016-3 A1	2.250%	8/25/55	866,177	871,197	(a)(h)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	4.885%	5/10/63	470,000	309,609	(a)(h)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	4.885%	5/10/63	830,000	380,894	(a)(h)
Wachovia Bank Commercial Mortgage Trust, 2006-C23 G	5.594%	1/15/45	2,450,000	2,236,198	(a)(h)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.804%	12/25/45	130,959	124,956	(h)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	582,710	575,026	(a)(e)(h)
Wells Fargo Mortgage-Backed Securities Trust, 2006-AR8 2A3	3.076%	4/25/36	36,222	35,329	(h)
WF-RBS Commercial Mortgage Trust, 2013-C14 E	3.250%	6/15/46	2,420,000	1,626,405	(a)
WF-RBS Commercial Mortgage Trust, 2014-C24 E	3.016%	11/15/47	660,000	361,807	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $72,604,564)				69,281,280

CONVERTIBLE BONDS & NOTES - 0.3%
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Chesapeake Energy Corp., Senior Notes	5.500%	9/15/26	670,000	632,312	(a)
Oasis Petroleum Inc., Senior Notes	2.625%	9/15/23	500,000	558,438

TOTAL ENERGY				1,190,750

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
MATERIALS - 0.0%
Metals & Mining - 0.0%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/24/19	447,877	$31,351	(a)(b)(e)

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $1,609,476)				1,222,101

MORTGAGE-BACKED SECURITIES - 0.0%
FHLMC - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	8/1/30	2,843	2,927
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	11/1/31	326	373

Total FHLMC				3,300

FNMA - 0.0%
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-4/1/31	13,102	15,300

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $16,456)				18,600

SENIOR LOANS - 5.0%
CONSUMER DISCRETIONARY - 2.5%
Distributors - 0.0%
ABC Supply Co. Inc., Term Loan	3.500%	4/16/20	132,574	133,163	(k)(l)

Hotels, Restaurants & Leisure - 0.3%
1011778 B.C. Unlimited Liability Co., Term Loan B2	3.750%	12/10/21	393,666	395,961	(k)(l)
Hilton Worldwide Finance LLC, Term Loan B1	3.500%	10/26/20	49,422	49,705	(k)(l)
Hilton Worldwide Finance LLC, Term Loan B2	3.034%	10/25/23	505,232	508,615	(k)(l)

Total Hotels, Restaurants & Leisure				954,281

Media - 1.2%
Charter Communications Operating LLC, 2016 Term Loan I	3.500%	1/24/23	530,941	534,775	(k)(l)
Univision Communications Inc., Term Loan C3	4.000%	3/1/20	344,441	345,410	(k)(l)
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	433,065	434,238	(k)(l)
UPC Financing Partnership, USD Term Loan AN	4.080%	8/31/24	3,000,000	3,019,125	(k)(l)
Ziggo Financing Partnership, USD Term Loan B1	3.500%	1/15/22	110,936	110,980	(k)(l)
Ziggo Financing Partnership, USD Term Loan B2A	3.500%	1/15/22	65,745	65,770	(k)(l)
Ziggo Financing Partnership, USD Term Loan B3	3.701%	1/15/22	20,429	20,437	(k)(l)

Total Media				4,530,735

Multiline Retail - 0.1%
Neiman Marcus Group Inc., 2020 Term Loan	4.250%	10/25/20	334,835	308,656	(k)(l)

Specialty Retail - 0.8%
Academy Ltd., 2015 Term Loan B	5.000%	7/1/22	317,120	308,168	(k)(l)
CWGS Group LLC, Term Loan	5.750%	2/20/20	524,185	526,479	(k)(l)
Michaels Stores Inc., 2016 Term Loan B1	3.750%	1/27/23	748,125	754,470	(k)(l)
Party City Holdings Inc., 2015 Term Loan B	3.750 - 4.490%	8/19/22	328,682	329,680	(k)(l)
Petco Animal Supplies Inc., 2016 Term Loan B1	5.000%	1/26/23	748,116	755,856	(k)(l)
PetSmart Inc., Term Loan B1	4.250%	3/11/22	395,000	396,132	(k)(l)

Total Specialty Retail				3,070,785

Textiles, Apparel & Luxury Goods - 0.1%
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	630,400	463,344	(k)(l)

TOTAL CONSUMER DISCRETIONARY				9,460,964

FINANCIALS - 0.2%
Capital Markets - 0.2%
RPI Finance Trust, Term Loan B5	—	10/14/22	604,700	607,724	(m)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
HEALTH CARE - 0.7%
Health Care Providers & Services - 0.5%
Air Medical Group Holdings Inc., Term Loan B	4.250%	4/28/22	367,370		$365,579	(k)(l)
Jaguar Holding Co. II, 2015 Term Loan B	4.250%	8/18/22	748,106		748,808	(k)(l)
MPH Acquisition Holdings LLC, 2016 Term Loan B	5.000%	6/7/23	516,657		523,244	(k)(l)

Total Health Care Providers & Services					1,637,631

Pharmaceuticals - 0.2%
Catalent Pharma Solutions Inc., USD Term Loan B	4.250%	5/20/21	239,388		240,934	(k)(l)(m)
DPx Holdings BV, 2014 USD Incremental Term Loan	4.250%	3/11/21	364,408		364,978	(k)(l)
Valeant Pharmaceuticals International Inc., Term Loan B F1	5.500%	4/1/22	264,756		265,203	(k)(l)

Total Pharmaceuticals					871,115

TOTAL HEALTH CARE					2,508,746

INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Brickman Group Ltd. LLC, First Lien Term Loan	4.000%	12/18/20	128,030		128,007	(k)(l)

INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
First Data Corp., Extended 2021 Term Loan	—	3/24/21	396,759		398,540	(m)

MATERIALS - 0.3%
Containers & Packaging - 0.3%
Berry Plastics Holding Corp., Term Loan H	3.750%	10/1/22	284,961		286,207	(k)(l)(m)
Reynolds Group Holdings Inc., 2016 USD Term Loan	4.250%	2/5/23	740,000		742,565	(k)(l)

TOTAL MATERIALS					1,028,772

TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.4%
Level 3 Financing Inc., 2015 Term Loan B2	3.500%	5/31/22	750,000		753,937	(k)(l)
Virgin Media Investment Holdings Ltd., USD Term Loan F	3.500%	6/30/23	780,000		783,819	(k)(l)(m)

Total Diversified Telecommunication Services					1,537,756

Wireless Telecommunication Services - 0.2%
T-Mobile USA Inc., Term Loan B	—	11/9/22	748,116		754,595	(m)

TOTAL TELECOMMUNICATION SERVICES					2,292,351

UTILITIES - 0.6%
Independent Power and Renewable Electricity Producers - 0.6%
Energy Future Intermediate Holding Co., LLC, DIP Term Loan	4.250%	12/19/16	2,152,830		2,167,189	(k)(l)

TOTAL SENIOR LOANS (Cost - $18,721,267)					18,592,293

SOVEREIGN BONDS - 20.8%
Argentina - 1.6%
Republic of Argentina, Senior Notes	6.875%	4/22/21	610,000		661,545	(a)
Republic of Argentina, Senior Notes	7.500%	4/22/26	510,000		558,450	(a)
Republic of Argentina, Senior Notes	7.125%	7/6/36	4,420,000		4,568,070	(a)
Republic of Argentina, Senior Notes	7.625%	4/22/46	270,000		295,515	(a)

Total Argentina					6,083,580

Australia - 0.6%
Government of Australia, Senior Bonds	5.750%	7/15/22	2,500,000	AUD	2,290,262

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Brazil - 1.5%
Federative Republic of Brazil, Notes	10.000%	1/1/21	12,200,000	BRL	$3,682,657
Federative Republic of Brazil, Senior Bonds	6.000%	4/7/26	1,800,000		1,989,000

Total Brazil					5,671,657

Ecuador - 0.3%
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	970,000		1,028,200	(a)

Hungary - 1.2%
Republic of Hungary, Senior Notes	5.750%	11/22/23	3,660,000		4,276,253

Indonesia - 2.8%
Republic of Indonesia, Senior Bonds	8.375%	9/15/26	42,662,000,000	IDR	3,490,153
Republic of Indonesia, Senior Bonds	8.375%	3/15/34	1,597,000,000	IDR	128,575
Republic of Indonesia, Senior Notes	5.250%	1/17/42	6,070,000		6,665,819	(c)

Total Indonesia					10,284,547

Ivory Coast - 0.2%
Republic of Cote D’Ivoire, Senior Notes	5.375%	7/23/24	880,000		891,163	(a)

Jamaica - 0.3%
Government of Jamaica, Senior Notes	6.750%	4/28/28	1,010,000		1,143,825

Kazakhstan - 1.3%
Republic of Kazakhstan, Senior Notes	5.125%	7/21/25	4,170,000		4,633,996	(c)

Mexico - 2.5%
United Mexican States, Senior Bonds	8.500%	11/18/38	55,080,000	MXN	3,496,022
United Mexican States, Senior Notes	4.750%	3/8/44	5,810,000		5,810,000

Total Mexico					9,306,022

New Zealand - 2.0%
Government of New Zealand, Senior Bonds	6.000%	12/15/17	9,930,000	NZD	7,422,785	(c)

Nigeria - 0.3%
Republic of Nigeria, Senior Notes	6.375%	7/12/23	1,120,000		1,086,137	(c)

Peru - 1.2%
Republic of Peru, Senior Bonds	4.125%	8/25/27	3,830,000		4,284,812

Poland - 1.5%
Republic of Poland, Senior Notes	4.000%	1/22/24	5,170,000		5,651,327

Portugal - 1.1%
Republic of Portugal, Notes	5.125%	10/15/24	4,000,000		3,973,540	(a)

Russia - 1.0%
Russian Federal Bond, Bonds	7.050%	1/19/28	261,490,000	RUB	3,737,707

Sweden - 1.4%
Kingdom of Sweden, Bonds	3.750%	8/12/17	16,000,000	SEK	1,834,793
Kingdom of Sweden, Bonds	3.500%	6/1/22	26,000,000	SEK	3,502,593

Total Sweden					5,337,386

TOTAL SOVEREIGN BONDS (Cost - $77,846,232)					77,103,199

			SHARES
COMMON STOCKS - 0.2%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
MWO Holdings LLC			488		469,032	(d)(e)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2016

SECURITY			SHARES	VALUE
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Physiotherapy Associates Holdings Inc. (Escrow)			15,000	$177,150	*(d)(e)

MATERIALS - 0.0%
Metals & Mining - 0.0%
Mirabela Nickel Ltd.			417,997	0	*(d)(e)(j)

TOTAL COMMON STOCKS (Cost - $652,709)				646,182

	RATE
CONVERTIBLE PREFERRED STOCKS - 0.2%
HEALTH CARE - 0.2%
Pharmaceuticals - 0.2%
Allergan PLC (Cost - $784,722)	5.500%		956	735,164

INVESTMENTS IN UNDERLYING FUNDS - 1.3%
PowerShares Senior Loan Portfolio (Cost - $4,724,883)			203,400	4,714,812

PREFERRED STOCKS - 0.2%
INDUSTRIALS - 0.2%
Trading Companies & Distributors - 0.2%
General Finance Corp. (Cost - $643,125)	8.125%		25,725	643,768

		EXPIRATION DATE	CONTRACTS/ NOTIONAL AMOUNT†
PURCHASED OPTIONS - 0.2%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.IG.27 Index, Put @ $80.00		11/16/16	51,170,000	59,084
E-mini S&P 500 Index Futures, Put @ $2,000.00		1/20/17	157	227,650
E-mini S&P 500 Index Futures, Put @ $2,050.00		12/16/16	130	165,750
E-mini S&P 500 Index Futures, Put @ $2,050.00		1/20/17	158	311,260
U.S. Dollar/Mexican Peso, Put @ 18.40 MXN		12/9/16	2,400,000	32,316
U.S. Dollar/Mexican Peso, Put @ 18.88 MXN		12/21/16	1,210,000	32,603

TOTAL PURCHASED OPTIONS (Cost - $857,241)				828,663

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $370,662,346)				356,996,973

			SHARES
SHORT-TERM INVESTMENTS - 0.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost - $2,938,753)	0.251%		2,938,753	2,938,753

TOTAL INVESTMENTS - 97.2% (Cost - $373,601,099#)				359,935,726
Other Assets in Excess of Liabilities - 2.8%				10,202,014

TOTAL NET ASSETS - 100.0%				$370,137,740

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2016

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Illiquid security.

(f)	The coupon payment on these securities is currently in default as of October 31, 2016.

(g)	The maturity principal is currently in default as of October 31, 2016.

(h)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(i)	Security has no maturity date. The date shown represents the next call date.

(j)	Value is less than $1.

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(m)	All or a portion of this loan is unfunded as of October 31, 2016. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
BRL	— Brazilian Real
CLO	— Collateral Loan Obligation
DIP	— Debtor-in-Possession
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
IO	— Interest Only
MXN	— Mexican Peso
NZD	— New Zealand Dollar
PAC	— Planned Amortization Class
RUB	— Russian Ruble
SEK	— Swedish Krona

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE		CONTRACTS	VALUE
E-mini S&P 500 Index Futures, Put	1/20/17	$1,900.00		394	$309,290
E-mini S&P 500 Index Futures, Put	12/16/16	1,950.00		130	72,150
U.S. Dollar/Mexican Peso, Call	12/9/16	20.40	MXN	2,400,000	19,776
U.S. Dollar/Mexican Peso, Call	12/21/16	21.49	MXN	1,210,000	4,898

TOTAL WRITTEN OPTIONS (Premiums received - $482,557)					$406,114

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global Strategic Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-Term Investments†:
Corporate Bonds & Notes:
Energy	—	$25,270,979	$797,355		$26,068,334
Financials	—	29,660,182	0	*	29,660,182
Materials	—	16,457,014	0	*	16,457,014
Other Corporate Bonds & Notes	—	87,936,995	—		87,936,995
Asset-Backed Securities	—	17,209,712	5,878,674		23,088,386
Collateralized Mortgage Obligations	—	67,150,030	2,131,250		69,281,280
Convertible Bonds & Notes	—	1,222,101	—		1,222,101
Mortgage-Backed Securities	—	18,600	—		18,600
Senior Loans	—	18,592,293	—		18,592,293
Sovereign Bonds	—	77,103,199	—		77,103,199
Common Stocks:
Energy	—	—	469,032		469,032
Health Care	—	—	177,150		177,150
Materials	—	—	0	*	0	*
Convertible Preferred Stocks	$735,164	—	—		735,164
Investments in Underlying Funds	4,714,812	—	—		4,714,812
Preferred Stocks	643,768	—	—		643,768
Purchased Options	704,660	124,003	—		828,663

Total Long-Term Investments	$6,798,404	$340,745,108	$9,453,461		$356,996,973

Short-Term Investments†	2,938,753	—	—		2,938,753

Total Investments	$9,737,157	$340,745,108	$9,453,461		$359,935,726

Other Financial Instruments:
Futures Contracts	$468,220	—	—		$468,220
Forward Foreign Currency Contracts	—	$2,754,901	—		2,754,901
OTC Interest Rate Swaps‡	—	904,659	—		904,659
OTC Total Return Swaps	—	341,422	—		341,422
Centrally Cleared Interest Rate Swaps	—	344,070	—		344,070
OTC Currency Swaps‡	—	137,053	—		137,053
Centrally Cleared Credit Default Swaps on Credit Indices - Buy Protection	—	67,793	—		67,793

Total Other Financial Instruments	$468,220	$4,549,898	—		$5,018,118

Total	$10,205,377	$345,295,006	$9,453,461		$364,953,844

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Written Options	$381,440	$24,674	—	$406,114
Futures Contracts	1,416,921	—	—	1,416,921
Forward Foreign Currency Contracts	—	372,981	—	372,981
OTC Credit Default Swaps on Corporate Issues - Sell Protection‡	—	609,291	—	609,291
OTC Total Return Swaps	—	117,087	—	117,087
Centrally Cleared Interest Rate Swaps	—	1,100,793	—	1,100,793
Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection	—	16,490	—	16,490
OTC Credit Default Swaps on Corporate Issues - Buy Protection‡	—	199,169	—	199,169

Total	$1,798,361	$2,440,485	—	$4,238,846

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE BOND & NOTES								SENIOR LOANS
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	ENERGY	FINANCIALS		MATERIALS		ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	CONSUMER DISCRETIONARY
Balance as of July 31, 2016	$1,163,000	—	$0	*	$0	*	$5,664,847	$3,099,496	$413,960
Accrued premiums/discounts	—	—	—		—		1,286	2,120	2,375
Realized gain (loss)	34,890	—	—		—		(240,215)	92	118
Change in unrealized appreciation (depreciation)[1]	—	—	—		—		214,552	(35,438)	48,491
Purchases	—	—	—		—		1,870,000	—	—
Sales	(1,197,890)	—	—		—		(1,631,796)	(63,823)	(1,600)
Transfers into Level 3[2]	—	$797,355	—		—		—	—	—
Transfers out of Level 3[3]	—	—	—		—		—	(871,197)	(463,344)

Balance as of October 31, 2016	—	$797,355	$0	*	$0	*	$5,878,674	$2,131,250	—

Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2016[1]	—	—	—		—		$214,552	$(38,367)	—

	COMMON STOCKS
INVESTMENTS IN SECURITIES (Cont’d)	ENERGY	HEALTH CARE	MATERIALS		TOTAL
Balance as of July 31, 2016	$—	$183,750	$0	*	$10,525,053
Accrued premiums/discounts	—	—	—		5,781
Realized gain (loss)	—	—	—		(205,115)
Change in unrealized appreciation (depreciation)[1]	(18,468)	(6,600)	—		202,537
Purchases	487,500	—	—		2,357,500
Sales	—	—	—		(2,895,109)
Transfers into Level 3[2]	—	—	—		797,355
Transfers out of Level 3[3]	—	—	—		(1,334,541)

Balance as of October 31, 2016	$469,032	$177,150	$0	*	$9,453,461

Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2016[1]	$(18,468)	$(6,600)	—		$151,117

Notes to Schedule of Investments (unaudited) (continued)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

2. Investments

At October 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$11,734,832
Gross unrealized depreciation	(25,400,205)

Net unrealized depreciation	$(13,665,373)

At October 31, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
3-Month Bankers Acceptance	140	9/17	$25,855,405	$25,864,460	$9,055
90-Day Eurodollar	448	6/17	110,898,256	110,835,200	(63,056)
Australian 10-Year Bonds	347	12/16	35,959,274	35,007,387	(951,887)
Euro BTP	38	12/16	5,833,316	5,779,963	(53,353)
U.S. Treasury 5-Year Notes	987	12/16	119,494,380	119,226,516	(267,864)
U.S. Treasury 10-Year Notes	138	12/16	17,969,011	17,888,250	(80,761)
U.S. Treasury Long-Term Bonds	55	12/16	8,933,919	8,949,531	15,612

					(1,392,254)

Contracts to Sell:
90-Day Eurodollar	448	6/19	110,611,544	110,426,400	185,144
Euro-Bund	118	12/16	21,246,600	21,006,615	239,985
U.S. Treasury Ultra Long-Term Bonds	11	12/16	1,953,737	1,935,313	18,424

					443,553

Net unrealized depreciation on open futures contracts					$(948,701)

At October 31, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	175,000	USD	132,484	Bank of America N.A.	11/10/16	$(2,005)
GBP	600,000	USD	802,291	Bank of America N.A.	11/10/16	(67,780)
GBP	600,000	USD	764,266	Bank of America N.A.	11/10/16	(29,755)
USD	189,023	CAD	248,004	Bank of America N.A.	11/10/16	4,113
USD	5,747,574	GBP	4,300,000	Bank of America N.A.	11/10/16	483,580
AUD	250,000	USD	190,198	Citibank N.A.	11/10/16	(65)
CAD	2,034,236	USD	1,550,077	Citibank N.A.	11/10/16	(33,364)
EUR	702,000	USD	795,141	Citibank N.A.	11/10/16	(24,279)
EUR	1,025,000	USD	1,130,151	Citibank N.A.	11/10/16	(4,604)
USD	166,594	AUD	220,000	Citibank N.A.	11/10/16	(723)

Notes to Schedule of Investments (unaudited) (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	83,521	AUD	109,000	Citibank N.A.	11/10/16	$623
USD	152,318	AUD	200,000	Citibank N.A.	11/10/16	212
USD	201,505	AUD	265,000	Citibank N.A.	11/10/16	(36)
USD	889,705	EUR	791,560	Citibank N.A.	11/10/16	20,498
USD	47,441	EUR	42,000	Citibank N.A.	11/10/16	1,321
USD	25,252	EUR	23,000	Citibank N.A.	11/10/16	(4)
USD	76,260	EUR	70,000	Citibank N.A.	11/10/16	(607)
USD	12,987,478	GBP	9,716,948	Citibank N.A.	11/10/16	1,092,140
CAD	700,000	USD	533,293	JPMorgan Chase & Co.	11/10/16	(11,377)
USD	188,247	CAD	246,331	JPMorgan Chase & Co.	11/10/16	4,584
USD	41,223	CAD	55,000	JPMorgan Chase & Co.	11/10/16	215
EUR	685,913	USD	768,806	UBS AG	11/10/16	(15,608)
ARS	30,840,000	USD	1,980,732	JPMorgan Chase & Co.	11/15/16	37,259
IDR	1,337,045,293	USD	101,653	Bank of America N.A.	1/20/17	(393)
RUB	114,350,000	USD	1,787,557	Barclays Bank PLC	1/20/17	(18,880)
USD	3,586,468	AUD	4,720,000	Barclays Bank PLC	1/20/17	2,899
USD	3,878,922	KRW	4,288,730,000	Barclays Bank PLC	1/20/17	131,763
USD	7,773,039	NZD	10,901,267	Barclays Bank PLC	1/20/17	(753)
EUR	70,000	USD	76,672	Citibank N.A.	1/20/17	456
GBP	3,310,000	USD	4,102,603	Citibank N.A.	1/20/17	(43,445)
IDR	24,555,420,000	USD	1,861,669	Citibank N.A.	1/20/17	(1,974)
INR	217,050,000	USD	3,211,274	Citibank N.A.	1/20/17	1,521
INR	267,280,000	USD	3,959,117	Citibank N.A.	1/20/17	(2,813)
MXN	17,750,000	USD	908,472	Citibank N.A.	1/20/17	22,650
NOK	41,987,126	USD	5,131,395	Citibank N.A.	1/20/17	(48,545)
RUB	152,030,000	USD	2,373,614	Citibank N.A.	1/20/17	(22,133)
USD	2,718,242	BRL	9,030,000	Citibank N.A.	1/20/17	(43,838)
USD	5,240,035	CAD	6,893,895	Citibank N.A.	1/20/17	96,900
USD	4,721,182	EUR	4,206,253	Citibank N.A.	1/20/17	86,608
USD	589,347	GBP	472,918	Citibank N.A.	1/20/17	9,393
USD	6,863,489	JPY	707,310,000	Citibank N.A.	1/20/17	96,079
USD	5,238,699	NOK	41,987,126	Citibank N.A.	1/20/17	155,849
USD	7,094,697	SEK	60,610,000	Citibank N.A.	1/20/17	356,718
USD	9,539,840	TWD	298,120,000	Citibank N.A.	1/20/17	75,027
USD	686,220	MXN	12,880,000	Goldman Sachs Group Inc.	1/20/17	10,566
GBP	4,910,000	USD	5,980,282	JPMorgan Chase & Co.	1/20/17	41,006
ARS	4,100,000	USD	249,240	Citibank N.A.	2/15/17	5,139
ARS	20,169,000	USD	1,233,578	Citibank N.A.	2/15/17	17,782

Total						$2,381,920

Abbreviations used in this table:

ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
RUB	— Russian Ruble
SEK	— Swedish Krona
TWD	— Taiwan Dollar
USD	— United States Dollar

Notes to Schedule of Investments (unaudited) (continued)

At October 31, 2016, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
CENTRAL COUNTERPARTY	NOTIONAL AMOUNT*		TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Chicago Mercantile Exchange	85,670,000	GBP	10/17/18	6-Month LIBOR- semi-annually	0.574% semi-annually	—	$(85,345)
Chicago Mercantile Exchange	104,820,000		10/19/18	1.056% semi-annually	3-Month LIBOR- quarterly	—	50,214
Chicago Mercantile Exchange	43,800,000		2/28/21	1.269% semi-annually	3-Month LIBOR- quarterly	—	67,811
Chicago Mercantile Exchange	5,850,000		6/13/21	3-Month LIBOR- quarterly	1.185% semi-annually	—	(35,473)
Chicago Mercantile Exchange	5,880,000	NZD	8/2/21	3-Month LIBOR- quarterly	2.128% semi-annually	—	(50,883)
Chicago Mercantile Exchange	4,060,000		8/2/21	1.081% semi-annually	3-Month LIBOR- quarterly	—	46,818
Chicago Mercantile Exchange	4,060,000		8/2/21	1.084% semi-annually	3-Month LIBOR- quarterly	—	46,252
Chicago Mercantile Exchange	5,880,000	NZD	8/2/21	3-Month-FRA- quarterly	2.102% semi-annually	—	(55,595)
Chicago Mercantile Exchange	4,040,000		8/4/21	1.142% semi-annually	3-Month LIBOR- quarterly	—	35,446
Chicago Mercantile Exchange	4,040,000		8/4/21	1.142% semi-annually	3-Month LIBOR- quarterly	—	35,069
Chicago Mercantile Exchange	5,760,000	NZD	8/4/21	3-Month FRA- quarterly	2.105% semi-annually	—	(54,177)
Chicago Mercantile Exchange	5,760,000	NZD	8/4/21	3-Month FRA- quarterly	2.105% semi-annually	—	(54,178)
Chicago Mercantile Exchange	57,412,000		11/30/22	1.674% semi-annually	3-Month LIBOR- quarterly	—	(765,142)
Chicago Mercantile Exchange	5,840,000		6/13/26	1.580% semi-annually	3-Month LIBOR- quarterly	$796	62,460

Total						$796	$(756,723)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT OCTOBER 31, 2016[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Citigroup Global Markets (Genon Energy Inc., 7.875%, due 06/15/17)	$3,440,000	6/20/17	39.462%	5.000% quarterly	$(609,291)	$1,819	$(611,110)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT OCTOBER 31, 2016[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Citigroup Global Markets (NRG Energy Inc., 6.250%, due 07/15/22)	$6,880,000	6/20/17	0.472%	5.000% quarterly	$(199,169)	$(176,019)	$(23,150)

Notes to Schedule of Investments (unaudited) (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
CENTRAL COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]		TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Chicago Mercantile Exchange (Markit CDX.NA.IG.27 Index)	$11,350,000		12/20/21	1.000% quarterly	$118,210	$134,700	$(16,490)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[4]
CENTRAL COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]		TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Chicago Mercantile Exchange (Markit CDX.NA.HY.27 Index)	$10,890,000		12/20/21	5.000% quarterly	$(366,993)	$(434,786)	$67,793

OTC INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT*		TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Banc of America Securities LLC	29,728,385	BRL	1/4/21	1.078%**	BRL-CDI**	—	$904,659

OTC TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT		TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America Securities LLC	$3,090,000		4/25/46	1.964%**	CPURNSA**	—	$136,265
Barclays Capital Inc.	6,060,000		4/8/46	1.990%**	CPURNSA**	—	205,157
Morgan Stanley & Co. Inc.	32,000,000		1/27/20	1.910%**	CPURNSA**	—	(117,087)

Total	$41,150,000					—	$224,335

OTC CURRENCY SWAP
SWAP COUNTERPARTY	NOTIONAL AMOUNT RECEIVED	NOTIONAL AMOUNT DELIVERED*		TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Barclays Capital Inc.	$522,240	384,000	BRL	7/1/24	7.250%	9.005%	$(365)	$137,418

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

Notes to Schedule of Investments (unaudited) (continued)

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	Onetime payment made at termination date.

Abbreviations used in this table:

BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
NZD	— New Zealand Dollar

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ JANE TRUST
Jane Trust
Chief Executive Officer

Date: December 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ JANE TRUST
Jane Trust
Chief Executive Officer

Date: December 21, 2016

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: December 21, 2016